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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: April 28, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                    74-1611874
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

   15835 Park Ten Place Drive                             77084
         Houston, Texas                                (Zip Code)
  (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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


ITEM 7. EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED APRIL 28, 2004

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2004 AND 2003

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2004

EXHIBIT 99.4    CONSOLIDATED BALANCE SHEETS AT MARCH 31, 2004 AND
                SEPTEMBER 30, 2003

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT APRIL 28, 2004



ITEM 9.    REGULATION FD DISCLOSURE


     On April 28, 2004, the Company announced its earnings for the Fiscal Year 2004 Second Quarter ended March 31, 2004. A copy of the press release summarizing these earnings is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

     Additional information with respect to the Company's Consolidated Statements of Operations for the three months and six months ended March 31, 2004 and 2003, an analysis of Contract Revenues and Drilling Costs for the three months and six months ended March 31, 2004, Consolidated Balance Sheets at March 31, 2004 and September 30, 2003 and Contract Status Summary at April 28, 2004 are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, which are being furnished in accordance with rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATWOOD OCEANICS, INC.
                                                   (Registrant)



                                                   /s/ James M. Holland
                                                   James M. Holland
                                                   Senior Vice President

                                                   DATE: April 28, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION


99.1      Press Release dated April 28, 2004

99.2 Consolidated Statements of Operations for the Three Months and Six Months ended March 31, 2004 and 2003

99.3 Analysis of Contract Revenues and Drilling Costs for the Three Months and Six Months ended March 31, 2004

99.4      Consolidated Balance Sheets at March 31, 2004 and September 30, 2003

99.5      Contract Status Summary at April 28, 2004

                                  EXHIBIT 99.1
Houston, Texas
28 April 2004

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based International Drilling Contractor, announced today that the Company earned net income of $462,000 or $.03 per diluted share, on contract revenues of $36,810,000 for the quarter ended March 31, 2004, compared to net income of $587,000 or $.04 per diluted share on contract revenues of $35,073,000 for the quarter ended March 31, 2003. For the six months ended March 31, 2004, the Company incurred a net loss of ($1,442,000) or $(.10) per diluted share, on contract revenues of $72,135,000 compared to net income of $1,537,000 or $.11 per diluted share, on contract revenues of $64,914,000 for the six months ended March 31, 2003.

                                       FOR THE THREE MONTHS ENDED MARCH 31,
                                         2004                       2003
                                     -----------                -----------

Contract Revenues                    $36,810,000                $35,073,000
                                     ===========                ===========
Income before Income Taxes             2,235,000                  1,428,000
Provision for Income Taxes            (1,773,000)                  (841,000)
                                     -----------                -----------
Net Income                               462,000                    587,000
                                     ===========                ===========
Earnings per Common Share -
      Basic                                  .03                        .04
      Diluted                                .03                        .04

Weighted Average Shares
   Outstanding -
      Basic                           13,855,000                 13,845,000
      Diluted                         14,019,000                 13,900,000


                                        FOR THE SIX MONTHS ENDED MARCH 31,
                                         2004                       2003
                                     -----------                -----------

Contract Revenues                    $72,135,000                $64,914,000
                                     ===========                ===========
Income before Income Taxes             2,171,000                  3,802,000
Provision for Income Taxes            (3,613,000)                (2,265,000)
                                     -----------                -----------
Net Income                            (1,442,000)                 1,537,000
                                     ===========               ============
Earnings per Common Share -
      Basic                                (.10)                        .11
      Diluted                              (.10)                        .11

Weighted Average Shares
   Outstanding -
      Basic                            13,855,000                 13,846,000
      Diluted                          13,855,000                 13,903,000


                                                          Contact:  Jim Holland
                                                                 (281) 749-7804

                                         EXHIBIT 99.2


                              ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                              CONSOLIDATED STATEMENTS OF OPERATIONS
                             (In thousands, except per share amounts)


                                                 Three Months Ended                   Six Months Ended
                                                    March 31,                             March 31,
                                           -------------------------            ------------------------
                                            2004                2003             2004               2003
                                           ------              -----            -----              -----
                                                 (Unaudited)                          (Unaudited)
REVENUES:
         Contract drilling                $36,810            $ 35,073          $72,135          $ 64,914
                                          -------            --------         --------          --------

COSTS AND EXPENSES:
         Contract drilling                 21,414              24,114           43,947            43,459
         Depreciation                       7,847               5,850           15,689            11,242
         General and administrative         2,987               3,119            5,675             5,799
                                          -------             -------          -------          --------
                                           32,248              33,083           65,311            60,500
                                          -------            --------          -------          --------
OPERATING INCOME                            4,562               1,990            6,824             4,414
                                          -------            --------          -------          --------

OTHER INCOME (EXPENSE)
         Interest expense                  (2,334)               (598)          (4,668)             (711)
         Interest income                        7                  36               15                99
                                          -------            --------          -------          --------
                                           (2,327)               (562)          (4,653)             (612)
                                          -------            --------          -------          --------

INCOME BEFORE INCOME TAXES                  2,235               1,428            2,171             3,802

PROVISION FOR INCOME TAXES                  1,773                 841            3,613             2,265
                                          -------            --------          -------          --------

NET INCOME                               $    462            $    587          $(1,442)         $  1,537
                                         ========            ========          =======          ========


EARNINGS PER SHARE
              Basic                      $    .03            $    .04          $  (.10)         $    .11
              Dilute                     $    .03            $    .04          $  (.10)         $    .11


WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
            Basic                          13,855              13,845           13,855             13,846
            Diluted                        14,019              13,900           13,855             13,903


                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)


                               FOR THE THREE MONTHS ENDED MARCH 31, 2004
                               CONTRACT                    CONTRACT
                               DRILLING                    DRILLING
                               REVENUES                    COSTS
                               --------                    ----------
                                           (In Millions)

ATWOOD FALCON                     $ 7.8                      $ 3.8
VICKSBURG                           6.3                        2.2
ATWOOD HUNTER                       5.8                        2.9
BEACON                              4.7                        2.3
SEAHAWK                             4.3                        2.1
ATWOOD EAGLE                        3.3                        3.0
RICHMOND                            2.3                        2.0
ATWOOD SOUTHERN CROSS               1.8                        2.4
OTHER                               0.5                        0.7
                                  -----                      -----
                                  $36.8                      $21.4
                                  =====                      =====



                              FOR THE SIX MONTHS ENDED MARCH 31, 2004
                              CONTRACT                      CONTRACT
                              DRILLING                      DRILLING
                              REVENUES                      COSTS
                              --------                      --------
                                          (In Millions)

ATWOOD FALCON                   $13.8                        $ 6.2
VICKSBURG                        12.2                          4.4
SEAHAWK                           9.5                          4.2
BEACON                            9.1                          4.5
ATWOOD HUNTER                     8.4                          5.8
ATWOOD EAGLE                      8.0                          6.8
ATWOOD SOUTHERN CROSS             5.6                          6.8
RICHMOND                          4.5                          3.9
OTHER                             1.0                          1.3
                                -----                        -----
                                $72.1                        $43.9
                                =====                        =====


                                  EXHIBIT 99.4

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                 Mar. 31, 2004              SEP. 30, 2003
                                                                              (Unaudited)
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                         $10,369                      $21,551
    Accounts receivable                                                32,710                       30,864
    Income tax receivable                                               3,278                        3,278
    Inventories of materials and supplies
     at lower of average cost or market                                12,359                       12,583
    Deferred tax assets                                                   550                          550
    Prepaid expenses and other                                          8,280                        7,186
                                                                     --------                     --------

      Total Current Assets                                             67,546                       76,012
                                                                     --------                     --------

PROPERTY AND EQUIPMENT:
     Drilling vessels, equipment and drill pipe                       631,540                      629,167
     Other                                                              9,079                        9,072
                                                                     --------                     --------
                                                                      640,619                      638,239

     Less-accumulated depreciation                                    210,795                      195,137
                                                                     --------                     --------

      Net Property and Equipment                                      429,824                      443,102
                                                                     --------                     --------

DEFERRED COSTS AND OTHER ASSETS                                         4,032                        3,560
                                                                     --------                     --------

                                                                     $501,402                     $522,674
                                                                     ========                     ========

LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                                $30,000                      $24,000
   Accounts payable                                                     4,184                       10,403
   Accrued liabilities                                                  8,326                        8,851
   Deferred credits                                                     6,307                        6,695
                                                                     --------                     --------

       Total Current Liabilities                                       48,817                       49,949
                                                                     --------                     --------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                                         163,000                      181,000
                                                                     --------                     --------
                                                                      163,000                      181,000
                                                                     --------                     --------

OTHER LONG TERM LIABILITIES
     Deferred income taxes                                             20,468                       21,217
     Deferred credits and other                                         7,041                        7,041
                                                                     --------                     --------
                                                                       27,509                       28,258
                                                                     --------                     --------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding                     0                            0
    Common stock, $1 par value, 20,000,000 shares
          authorized with 13,857,000 issued and outstanding            13,857                       13,851
    Paid-in capital                                                    57,449                       57,404
    Retained earnings                                                 190,770                      192,212
                                                                     --------                     --------

        Total Shareholders' Equity                                    262,076                      263,467
                                                                     --------                     --------

                                                                     $501,402                     $522,674
                                                                     ========                     ========


                                                       EXHIBIT 99.5
                       ATWOOD OCEANICS, INC. AND SUBSIDIARIESATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                    AT APRIL 28, 2004

  NAME OF RIG             LOCATION           CUSTOMER                   CONTRACT STATUS
-----------------         --------           ------------------         --------------------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig is currently drilling the last well under its
                                             CO. LTD. ("JED")           two well contract with for JED.  The drilling of the
                                                                        second well should be complete in May 2004.
                                                                        Immediately upon completing the JED contract, the rig
                                                                        will be moved to China to drill one well for Husky Oil
                                                                        China Ltd.  Additional work is currently being pursued
                                                                        in Southeast Asia to follow the Husky well.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          APACHE ENERGY  LIMITED     The rig is currently drilling a program for BHP which
                                             ("APACHE") AND             now includes three firm wells after BHP exercised the
                                             BHP BILLITON PETROLEUM     first of three option wells.  The drilling of these
                                             PTY. LTD. ("BHP")          three firm wells should take approximately 75 days to
                                                                        complete.


SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on June 29, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.

ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004 the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which includes the drilling of two firm wells
                                                                        plus options to drill an additional four wells.
                                                                        Drilling of the two firm wells is expected to take 45
                                                                        to 60 days to complete and if all option wells are
                                                                        drilled, the drilling program could extend from around
                                                                        150 to 180 days.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.

CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a drilling program
                                            PRODUCTION MALAYSIA INC.    (with an option by EMEPMI for one additional year).
                                            ("EMEPMI")                  The current contract will be suspended upon completion
                                                                        of drilling on the current platform (estimated to be
                                                                        early to mid May 2004).  Immediately upon completing
                                                                        its current drilling program, the rig will be moved to
                                                                        Thailand to commence a drilling program for Chevron
                                                                        Offshore (Thailand) Limited.  This program is expected
                                                                        to take approximately five months to complete, at
                                                                        which time, the rig will be moved back to Malaysia
                                                                        whereby EMEPMI will reinstate the rig's contract.  The
                                                                        EMEPMI drilling commitment will include the estimated
                                                                        five months suspension period plus an additional
                                                                        twelve months, for a total of seventeen months
                                                                        commencing in November 2004. EMEPMI retains it right
                                                                        to terminate the contract with at least 120 days
                                                                        notice.


ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      The rig is drilling the sixth of eight wells for
                                            BHD. ("PETRONAS")           Petronas.  This drilling program is expected to take
                                                                        until June 2004 to complete.  Contract opportunities
                                                                        for additional work following completion of the
                                                                        Petronas contract are being pursued in Malaysia as
                                                                        well as other areas outside of Malaysia.
SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      BOIS D'ARC OFFSHORE LTD.   In late March 2004, the rig commenced a drilling
                          GULF OF MEXICO     ("BOIS")                   program for Bois which is expected to take
                                                                        approximately 90 days to complete.  Immediately upon
                                                                        completion of the Bois contract, the rig will commence
                                                                        a drilling program for Helis Oil & Gas Company, L.L.C.
                                                                        which includes the drilling of four firm wells plus
                                                                        options to drill four additional wells.  The drilling
                                                                        of the four firm wells is expected to take around 120
                                                                        to 150 days to complete and if all four option wells
                                                                        are drilled, the contract could extend for around 240
                                                                        to 300 days.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.